UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-06113

Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

6200 The Corners Parkway, Suite 150, Norcross, GA 30309
(Address of principal executive offices) (Zip code)

Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  678-533-7850

Date of fiscal year end:   4/30

Date of reporting period:   4/30/2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Annual Report to Shareholders
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
SIGNATURES
EX-99.302 CERT - SECTION 302 CERTIFICATIONS
EX-99.906 CERT - SECTION 906 CERTIFICATION

Item 1.    Reports to Stockholders.

Investment Adviser C&O Funds Advisor, Inc. 6200 The Corners Parkway Suite 150 Norcross, Georgia 30092 (800) 237-7073	MARKET OPPORTUNITY FUND	Shareholder Accounts c/o Integrated Fund Services, Inc. P.O. Box 5354 Cincinnati, Ohio 45201-5354 (800) 467-7903

Annual Report to Shareholders

Dear Fellow Shareholder:	June 26, 2003

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) declined -3.00% in the 6-month period ended April 30, 2003. For the fiscal year ended April 30, 2003, the Fund gained 1.12%. And, since its commencement of active management on August 24, 1992 through April 30, 2003, the Fund has generated a 13.47% average annual return, a return earned while maintaining a low market risk profile and with little reliance upon the movement of the stock market (see pages 6, 7 and 8). Of course, past performance is no guarantee of future results.

Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have, on average, experienced very little correlation (2.79%) to the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index – in essence, the Fund has been generating its performance under its own power, and not by tracking the market’s movements. (Statistical computations by Ned Davis Research, Inc.)

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation – the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), bonds and cash equivalents – to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. A disciplined investment selection process, with a heavy emphasis on fundamental research and technical analysis, is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons). An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

Six Months in Review

In looking at the Fund’s activity over the past six months, we believe it’s important to understand our perspective of the macro economic climate coming into this period. The U.S. economy had been floundering, trying to find its way out of a mild recession. The recession was mild because consumers kept spending – the downturn in Gross Domestic Product (GDP) was primarily due to a dramatic falloff in business capital investment. The Federal Reserve had done its part in trying to revive the economy, cutting the Fed funds rate 11 times down to 1.75% by November 1, 2002 (Chart I). While the rate cuts hadn’t sparked an upturn in business spending, they did help maintain consumer spending, especially in automobiles and housing. Lower rates also ignited a wave of mortgage refinancing (Chart II), especially cash-out refinancing, stoking the consumption engine. In the process of borrowing from Peter to pay Paul, the mountain of debt (Chart III) in the U.S. grew significantly – Ned Davis puts the figure at $32 trillion – and housing prices rose dramatically, well in excess of incomes. The inherent danger (and a recipe for a potential economic downturn, we believe), is that the American populace has leveraged itself to an inflating asset (housing), which is fine as long as the asset inflates. But housing prices are cyclical; debt burdens are not. Housing prices can fall, but the debt tied to those houses does not.

The Market Opportunity Fund opened on November 1, 2002 positioned 31.2% long, -21.6% short, and 47.2% in cash and cash equivalents, effectively 52.8% invested, and 9.6% net long. Our three largest holdings were Exchange-Traded Funds (ETFs) representing 16.0% of the Fund’s net assets. Why ETFs? Because they provide a fast, fluid and efficient means of gaining, and reducing, exposure to the market. And given the volatile market environment we’ve been in for some time now, being nimble has been important. ETFs also offer instant diversification because they are, in essence, a basket of stocks. As such, they help mitigate exposure to individual stock risk, although they do carry exposure to market risk. On the short side of the portfolio, the Fund’s largest concentrations were to credit sensitive financial stocks and homebuilders.

Coming on the heels of an October rally, the stock market gained ground in November, fueled by the Federal Reserve’s 12th reduction of the Fed funds rate on November 6, 2002 by 50 basis points to 1.25%. Eleven prior rate cuts had failed to stimulate the economy, and in our view, the rate cut was a tacit acknowledgement by the Fed that the U.S. economy was laboring.

The Fed’s move prompted more speculation in the market during November, especially in technology stocks. We stayed defensive, due primarily to our macro concerns with the economy. That caution held performance back during November (the Fund rose 0.52% versus a gain 5.85% for the S&P 500), but it also kept the Fund largely out of harm’s way when the market retreated during December (the S&P 500 shed
-5.90%, and the Fund declined -0.71%). At calendar year-end, the Fund was still heavily in cash (54.2%), and positioned -8.0% net short. The shift in asset allocation was achieved primarily by pulling back on ETFs.

The equity markets were calm for most of the first quarter of 2003. During January, we gradually increased our short exposure to credit-sensitive financial stocks. The Fund’s aggregate long exposure remained, but the composition changed: we reduced exposure to ETFs and increased exposure to individual names, including several beaten-down technology stocks. By the end of January, the Fund had increased its net short position to -25.0%, and its total invested position to 66.0% (44.0% in cash). The markets fell again in January (the S&P was off
-2.60%), and the Fund gained 0.92%. February was mixed (the S&P 500 lost -1.50% while the NASDAQ Composite gained 1.26%), and we continued adding to the short side (again, due to high debt levels and economic concerns). The Fund declined slightly (-0.64% for the month), and stood -38.1% net short going into March. We maintained that positioning through mid-month.

On Thursday, March 13, the markets rallied, with the S&P 500 gaining 3.45%. The Fund took a hit given our net short positioning, dropping
-1.84% that day. Thinking the markets would continue their fall before a war in Iraq began, we did not significantly reduce our net short exposure. We were wrong. The following Monday, March 17 the markets rallied again. A “pre-war rally” had apparently begun. As a disciplined manager of risk in search of return, we repositioned the Market Opportunity Fund quickly, mindful of the wisdom of John Maynard Keynes: “Markets can remain irrational longer than you can remain solvent.” We opened for trading on March 17 -37.2% net short, and closed the day -9.2% net short. By month-end, we were on neutral ground, 1.3% net long. The Market Opportunity Fund lost -2.10% in March, while the S&P 500 rose 1.00%.

The market’s rise continued into April, with the S&P gaining 8.27%. We opened the month slightly net long, gradually moved to a -10% net short position by mid-month, and pulled back to a net long exposure later in the month. Although the longs performed well, the shorts were particularly hard hit by a run-up in several financial services companies. The fund fell -0.99% in April, closing out its fiscal year positioned 35.9% long, -31.5% short, 3.5% in corporate bonds, and 29.1% in cash equivalents, effectively 4.4% net long.

Outlook

The Fed’s monetary policy is an important factor we follow in managing money. Rapid money supply growth in excess of nominal GDP growth usually benefits the markets, because the money has to find a home somewhere before being absorbed (with a lag) into the economy, and that “somewhere” is generally in financial assets. Money supply growth accelerated quite rapidly in the final months of 2002. But these are unusual times, and massive debt can act as a liquidity-absorbing sponge, siphoning off liquidity before it gets to the markets or the economy. That’s one reason why we have a secular (long-term) bearish outlook: too much corporate debt has been incurred to create capacity to satisfy a level of consumer demand that itself has depended upon continued borrowing to power high levels of consumption. This virtuous cycle risks turning vicious at some point.

The Fed’s November 6 meeting minutes, released December 12, 2003, showed that the Fed is concerned with both the economy and deflation. “A failure to take action... would increase the odds of a cumulatively weakening economy and possibly even attendant deflation,” the minutes stated. An improving inflationary environment comes in two forms: disinflation (the good one), where we see ever diminishing price increases, and deflation (the bad one), characterized by falling prices and often due to overcapacity coupled with excess leverage. Deflation can cripple an economy as profits shrink, unemployment increases and debts go unpaid. Debtors are particularly at risk, because the purchasing power of every dollar they pay back is greater than that of every dollar they borrowed. And while wages and prices both decline, debt obligations remain intact. Given current debt levels, the economic risks posed by deflation are significant.

Deflation presents another problem for the Fed: it diminishes the Fed’s ability to impact monetary policy (while inflation can turn negative, real interest rates cannot go below zero). In contrast, with inflation running at 2%, a 1% nominal interest rate equates to a -1% rate in real terms, and lower real interest rates are a tool to entice borrowing, investment and consumption. Without inflation, the Fed loses some of its monetary muscle.

The Fed’s Open Market Committee met again on May 6, 2003, and voted unanimously to leave the Fed funds rate at 1.25%. But in a significant departure from its 50-year preoccupation with fighting inflation, the Fed reiterated its concern about deflation, stating that over the next few quarters, “the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level.” The Fed’s statement suggested that even if it didn’t cut rates again soon, it would keep them low for a long time. Continued deflation concerns were behind a 25 basis point rate reduction on June 25, 2003, bringing the Fed funds rate down to 1.00% – the lowest Fed funds rate since 1958. Will “13” be the Fed’s lucky number? Stay tuned.

The Fed has lodged itself between the proverbial rock and a hard place. They are trying to deal with an over-leveraged economy by piling debt on top of debt. Thus far, that tactic hasn’t had much impact on improving economic growth. Only time will tell if it will work in the future. Since the late 1990’s, we believe the Fed has helped put our country, and itself, in a precarious situation.

“Why,” you might ask, “given the bearish picture painted above, is the Fund net long?” Keep in mind that the bear markets of 1929-1949 and 1966-1982 in the U.S., as well as the current long-term bear market in Japan, all saw significant rallies, many of which lasted for extended periods. Thus, while we maintain a secular (longer-term) bearish outlook, at the present we are cyclically (shorter-term) bullish for several reasons: 1) The Fed’s monetary policy (principally the reduction in interest rates) has created a significant amount of stimulus; 2) we are in the third year of the Bush presidency, a point in the presidential cycle which historically has witnessed market upmoves (in this case galvanized by aggressive fiscal policy stimulus); 3) the U.S. dollar falling at a moderate pace bodes well for U.S. exporters, making their goods more competitive overseas, and benefits domestic producers by making imports more expensive; 4) the cessation of hostilities in Iraq removes the uncertainty of war; and 5) oil prices have declined substantially from their recent spike up, providing an economic benefit similar to a tax cut.

Economies, like markets, are fluid and constantly changing. The long-term secular movement of the market is made up of short-term cyclical movements. April’s market rally continued into May and June, and may carry stock prices higher than many think possible. Historically, this is normal (even in a secular bear market), and can severely hurt a predominantly short investment approach. During the secular bear market of 1929-1949 in the U.S., for instance, there were several cyclical bull markets, including the periods 2/27/1933 to 2/5/1934 and 7/26/1934 to 3/10/1937, when the Dow Jones Industrial Average rose 121% and 127%, respectively. Similarly, as Japan’s Nikkei 225 average cascaded from 40,000 to about 14,000 between 1990 and 2000, there were two cyclically bullish periods when both times the index rose 51%. These types of moves are to be expected, and they’ve kept us on guard since 2001. Our goal is to make money over a full market cycle, while protecting assets during difficult market environments. In doing so, we strive to be flexible in asset allocation, diligent in security selection, and ever-mindful of the many risk factors present in the market.

On behalf of the Caldwell & Orkin team and myself, we thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

Chart I

Chart courtesy of Ned Davis Research, Inc.

Chart II

Chart III

Total Credit Market Debt (All Sectors) as a % of the Economy (GDP)
Quarterly Data 3/31/1946 - 3/31/2003
3/31/2003 Debt = $32. 3 Trillion
3/31/2003 GDP = $10. 7 Trillion
= 301.6%
50-Year Mean = 184.1%
128.6
158.4
Data Subject To Revisions By
The Federal Reserve Board
(E501)
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
130
135
140
145
150
155
160
165
170
175
180
185
190
195
200
205
210
215
220
225
230
235
240
245
250
255
260
265
270
275
280
285
290
295
300

Charts courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 - 4/30/2003

Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance

10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
01/04/00	0.27	-3.83	4.10
07/19/02	-0.05	-3.83	3.78
08/27/98	-0.19	-3.83	3.64
08/04/98	0.10	-3.62	3.72

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.

Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance

09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.

Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance

August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.

	C&O MOF	S&P 500

Correlation Coefficient	2.79%	100.0%
Beta	-0.08	1.00
Sharpe Ratio	1.04	0.37
Semi-Variance	0.18	0.54

Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500

November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%

Short selling began May 2, 1994. Past performance is no guarantee of future results.

Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through April 30, 20031

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]

1991		1.25%	0.57%
1992	[3]	11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.31%
Six months ended 4/30/2003		-3.00%	4.51%
Since 8/24/92	[4]	285.96%	174.20%

Average Annual Return

One Year		1.12%	-13.31%
Three Years		4.70%	-12.97%
Five Years		6.51%	-2.44%
Ten Years		12.29%	9.64%
Since 8/24/92	[4]	13.47%	9.89%

Net Asset Allocation

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.

[4]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 – the portion of the year using the Caldwell & Orkin’s active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through April 30, 2003

Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

April 30, 2003

			Market
		Shares	Value

COMMON STOCK (LONG POSITIONS)	35.91%
Computer – Data Storage	0.59%
EMC Corp. Mass		191,500	$1,740,735
Computer – Networking	0.75%
Extreme Networks Inc.*		278,100	1,176,363
Juniper Networks Inc.*		104,100	1,063,902
Computer Software – Desktop	1.69%
Adobe Systems Inc.		145,200	5,018,112
Computer Software – Enterprise	1.94%
Micromuse Inc.*		177,300	1,159,719
Oracle Corp.*		143,400	1,703,592
Veritas Software Corp.*		132,000	2,905,320
Computer Software – Security	0.73%
Verisign Inc. *		176,000	2,185,920
Cosmetics/Personal Care	0.57%
Estee Lauder Cos. Cl A		52,500	1,706,250
Diversified Operations	0.63%
Berkshire Hathaway Cl B*		803	1,872,596
Exchange – Traded Funds	12.19%
NASDAQ - 100 Shares *		45,500	1,251,250
S&P 500 Depositary Receipt		381,200	35,058,964
Financial Services – Misc.	0.78%
Checkfree Corporation *		83,900	2,313,123
Internet – Network Solutions	0.85%
F 5 Networks Inc.*		185,000	2,545,600
Media – Cable/Satellite TV	1.98%
Comcast Corp. Cla Special*		107,000	3,216,420
Cox Communications*		38,700	1,280,970
Echostar Communications*		47,000	1,408,120
Media – Diversified	0.66%
AOL Time Warner Inc.*		143,500	1,963,080
Media – Radio/TV	0.94%
XM Satellite Radio Hldg.*		289,700	2,801,399

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2003

			Market
		Shares	Value

Medical – Ethical Drugs	0.52%
Bristol-Myers Squibb Co		60,800	$1,552,832
Metal Ores – Gold/Silver	1.05%
Newmont Mining Corp.		115,800	3,128,916
Oil & Gas – Drilling	1.86%
Ensco International Inc.		93,100	2,364,740
Globalsantafe Corp.		75,200	1,591,232
Rowan Companies Inc.		76,800	1,574,400
Oil & Gas – Field Services	0.49%
Halliburton Company		68,700	1,470,867
Oil & Gas – Machinery/Equipment	0.25%
Cooper Cameron Corp.*		15,600	746,616
Oil & Gas – Refining/Marketing	0.46%
Valero Energy Corp.		37,300	1,370,775
Pollution Control – Services	0.96%
Republic Services Inc.*		133,400	2,862,764
Retail – Clothing/Shoe	0.92%
Abercrombie & Fitch Co.*		83,000	2,729,040
Telecom – Equipment	4.08%
Alcatel Alsthom ADR		262,500	2,115,750
Lucent Technologies Inc.*		1,509,500	2,717,100
Nortel Networks Corp.*		1,320,800	3,407,664
Scientific-Atlanta Inc.		241,300	3,921,125
Telcom – Fiber Optics	1.02%
Corning Inc.*		560,900	3,040,078

Total Common Stocks (Held Long)	35.91%
(Cost $97,482,546)			$106,965,334

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2003

		Principal	Market
		Amount	Value

Corporate Bonds	3.52%
Nortel Networks 6.125% due 02/15/06		6,731,000	$6,520,657
Corning, Inc. 6.300% due 03/01/09		4,193,000	3,962,385

Total Corporate Bonds	3.52%
(Cost $9,938,088)			$10,483,042

Total Investment in Securities
(Cost $107,420,634)	39.43%		$117,448,376
Other Assets Less Liabilities	60.57%		180,444,808

Total Net Assets	100.00%		$297,893,184

*	Non-income producing security

At April 30, 2003, the cost of securities for federal tax purposes was $110,462,005.

Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation	$7,220,255
Gross unrealized depreciation	(233,884)

Net unrealized appreciation	$6,986,371

			Market
		Shares	Value

COMMON STOCK (SHORT POSITIONS)	(31.47)%
Auto Manufacturers	(0.73)%
General Motors Corp.		(60,700)	$(2,188,235)
Banks – Money Center	(0.61)%
Bank of America Corp.		(24,700)	(1,829,035)
Banks – Super Regional	(6.61)%
Amsouth Bancorporation		(114,300)	(2,406,015)
Fifth Third Bancorp		(100,400)	(4,948,716)
Fleetboston Financial Corp.		(75,600)	(2,004,912)
Keycorp		(17,500)	(421,925)
National City Corp.		(41,100)	(1,231,356)
PNC Financial Services Group		(58,100)	(2,550,590)
Suntrust Banks Inc.		(26,000)	(1,487,720)
Wells Fargo & Company		(96,000)	(4,632,960)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2003

			Market
		Shares	Value

Building – Residential/Commercial	(2.23)%
Centex Corp.		(23,500)	(1,551,470)
Hovnanian Enterprises A		(19,200)	(764,160)
KB Home		(18,900)	(931,203)
Ryland Group		(22,100)	(1,198,483)
Toll Brothers Inc.		(94,700)	(2,201,775)
Commercial Services – Staffing	(0.40)%
Manpower Inc.		(36,100)	(1,186,968)
Computer – Tech Services	(1.00)%
International Business Machines		(34,900)	(2,963,010)
Computer Software – Desktop	(0.81)%
Microsoft Corp.		(94,100)	(2,406,137)
Elec. – Semiconductor Equipment	(1.33)%
Applied Materials Inc.		(111,600)	(1,629,360)
Cabot Microelectronics		(54,200)	(2,342,524)
Elec. – Semiconductor Manufacturing	(1.26)%
Intel Corp.		(111,200)	(2,046,080)
National Semiconductor		(90,900)	(1,702,557)
Finance – Consumer/Commercial Loans	(1.43)%
Americredit Corp.		(186,200)	(1,264,298)
Capital One Financial Corp.		(71,600)	(2,997,892)
Finance – REIT	(0.83)%
Equity Office Properties Trust		(47,300)	(1,228,381)
Equity Residential Properties Trust		(47,900)	(1,241,089)
Finance – Savings & Loan	(0.67)%
Astoria Financial Corp.		(43,400)	(1,085,868)
Washington Mutual Inc.		(23,300)	(920,350)
Financial Services – Misc.	(1.90)%
American Express Co.		(37,300)	(1,412,178)
Block H&R Inc.		(110,100)	(4,252,062)
Household – Appliances	(0.99)%
Maytag Corp.		(40,700)	(848,188)
Whirlpool Corp.		(39,200)	(2,096,808)
Insurance – Property/Casualty/Title	(0.61)%
MGIC Investment Corporation		(40,000)	(1,818,400)
Leisure – Gaming/Equipment	(0.28)%
MGM Mirage		(28,800)	(818,496)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (Continued)

April 30, 2003

			Market
		Shares	Value

Leisure – Photo Equipment/Related	(0.58)%
Eastman Kodak		(57,700)	$(1,725,807)
Leisure – Products	(0.99)%
Harley Davidson Inc.		(66,500)	(2,955,260)
Medical – Biomed/Biotech	(0.65)%
Chiron Corp.		(47,100)	(1,923,093)
Medical/Dental – Supplies	(0.49)%
Bausch & Lomb Inc.		(41,900)	(1,473,204)
Retail – Clothing/Shoe	(0.73)%
American Eagle Outfitters		(123,700)	(2,164,750)
Retail – Department Stores	(1.88)%
Kohls Corp.		(26,200)	(1,488,160)
Sears Roebuck & Co.		(145,200)	(4,114,968)
Retail – Super/Mini Mkts	(1.52)%
Albertsons Inc.		(228,100)	(4,530,066)
Retail/Wholesale – Computer/Cell	(0.38)%
CDW Computer Centers		(26,700)	(1,138,488)
Retail/Wholesale – Food	(0.41)%
Sysco Corp.		(42,300)	(1,215,279)
Retail/Wholesale – Jewelry	(0.76)%
Tiffany & Co.		(81,300)	(2,255,262)
Telecom – Services	(1.12)%
AT&T Corp.		(40,300)	(687,115)
SBC Communications Inc.		(113,900)	(2,660,704)
Telecom – Wireless Equipment	(0.27)%
Qualcomm Inc.		(25,200)	(803,628)

Total Securities Sold Short
(Proceeds $93,290,945)	(31.47)%		$(93,744,985)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

ASSETS
Investments, at value (cost $107,420,634)	$117,448,376
Cash	44,140,755
Segregated cash with brokers and other financial institutions	126,630,025
Deposits with brokers for securities sold short	107,775,937
Receivables:
Investment securities sold	2,443,197
Interest and dividends	282,554
Capital shares sold	325,905
Prepaid insurance	30,774
Other assets	12,061

Total Assets	399,089,584

LIABILITIES
Securities sold short, not yet purchased (proceeds $93,290,945)	93,744,985
Payables
Investment securities purchased	6,797,761
Capital shares redeemed	338,602
Investment advisory fee	197,258
Dividends payable	114,866
Accrued expenses and other	2,928

Total Liabilities	101,196,400

Total Net Assets	$297,893,184

NET ASSETS
Accumulated net realized loss on investments	$(16,186,100)
Net unrealized appreciation of investments	9,521,423
Paid-in capital applicable to 16,533,943 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	304,557,861

$297,893,184

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$18.02

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2003

INVESTMENT INCOME
Interest	$3,171,807
Dividends	608,601

Total investment income	3,780,408

EXPENSES
Investment advisory fees	2,256,554
Dividend expense on securities sold short	1,360,555
Transfer agent fees	56,707
Professional fees	76,247
Directors’ fees and expenses	44,425
Shareholder report printing	14,960
Custodian fees	10,414
Legal fees	48,100
Insurance expense	17,618
Blue sky servicing fees	26,523
Other	23,231

Total expenses	3,935,334

Net investment income (loss)	(154,926)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	7,266,096
Change in unrealized depreciation	(5,751,507)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,514,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,359,663

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended April 30, 2003 and 2002

	Year Ended	Year Ended
	April 30, 2003	April 30, 2002

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(154,926)	$2,981,624
Net realized gain (loss) from investments	7,266,096	(4,915,994)
Net change unrealized appreciation (depreciation) on investments	(5,751,507)	6,410,357

Net increase in net assets resulting from operations	1,359,663	4,475,987

Distributions to shareholders
Net investment income	(560,647)	(14,050,498)
Net realized gains on investments	(11,426,093)	(17,652,997)

Net distributions to shareholders	(11,986,740)	(31,703,495)

Capital share transactions
Net proceeds from sale of shares	104,223,452	48,449,547
Distributions reinvested in shares	11,370,945	29,800,825
Cost of shares redeemed	(56,687,520)	(47,975,885)

Net increase in net assets resulting from capital share transactions	58,906,877	30,274,487

INCREASE IN NET ASSETS	48,279,800	3,046,979
Net Assets
Beginning of year	249,613,384	246,566,405

End of year (including undistributed net investment income of $0 and $357,764, respectively)	$297,893,184	$249,613,384

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Years Ended April 30,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$18.61	$20.86	$19.57	$21.12	$18.68

Income (loss) from investment operations
Net investment income (loss)	(0.01)	0.25	0.89	1.06	0.53
Net realized and unrealized gain (loss) on investments	0.24	0.16	1.38	(1.17)	3.08

Total from investment operations	0.23	0.41	2.27	(0.11)	3.61

Less distributions
From net investment income	(0.04)	(1.18)	(0.98)	(0.06)	(0.42)
From net realized gain on investments	(0.78)	(1.48)	—	(1.38)	(0.75)

Total distributions	(0.82)	(2.66)	(0.98)	(1.44)	(1.17)

Net asset value, end of year	$18.02	$18.61	$20.86	$19.57	$21.12

Total Return	1.12%	1.88%	11.43%	(0.02)%	19.43%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$297,893	$249,613	$246,566	$215,189	$397,036
Ratios to average net assets:
Expenses before dividends on securities sold short	0.92%	0.91%	1.02%	0.92%	0.89%
Expenses from dividends sold short	0.49%	0.31%	0.34%	0.48%	0.49%

Total expenses	1.41%	1.22%	1.36%	1.40%	1.38%
Net investment income (loss)	(0.06)%	1.18%	4.52%	3.53%	3.21%
Portfolio turnover	915%	451%	580%	392%	378%

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2003

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date preceding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

Securities Transactions and Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Reclassification of Capital Accounts

The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended April 30, 2003, the Fund increased accumulated net investment income by $357,811 and decreased paid-in capital by the same amount as a result of a net operating loss and other reclassifications. Net assets were not affected by this change.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2003

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	AGREEMENTS WITH THE ADVISER AND DISTRIBUTOR

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets

.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2003.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2003

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Investment Purchases and Sales

For the year ended April 30, 2003, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $797,309,090 and $755,335,299, respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2003, the Fund had 31% of its total net assets in short positions.

For the year ended April 30, 2003, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $848,110,047 and $889,182,190, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2003

4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 16, 2002, a distribution of $0.821 per share was declared. The distribution was paid on December 17, 2002, to shareholders of record on December 16, 2002.

The tax character of distributions paid during the fiscal years ended April 30, 2003 and 2002 were as follows:

	2003	2002

Distributions paid from:
Ordinary income	$9,409,810	$25,186,266
Long-term capital gain	2,576,930	6,517,229

	$11,986,740	$31,703,495

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

5.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	2003	2002

Shares sold	5,518,541	2,446,521
Shares issued in connections with reinvestment of distributions	613,320	1,590,225
Shares reacquired	(3,011,215)	(2,446,061)

Net increase in shares outstanding	3,120,646	1,590,685

6.	RELATED PARTY TRANSACTIONS

As of April 30, 2003, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.17% and 1.39%, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Caldwell & Orkin Market Opportunity Fund (the “Fund”), a portfolio of The Caldwell & Orkin Funds, Inc., including the schedules of investments and securities sold short, as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 12, 2003

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)

Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2003 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of	Principal	Complex	Directorships
Position(s)	Time	Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (44) Director	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., the President of IN ZONE Brands International, Inc., and was formerly the CEO of mylawPartner.com and an international corporate lawyer.	One	None

David L. Eager (60) Director	Since 1992	Mr. Eager is a Partner at Eager & Davis LLC, and was formerly Director for Product Development for Driehaus Capital Management, a Global Partner with William M. Mercer, Inc. and Managing Partner of Eager & Associates.	One	None

Randall P. Martin (58) Director	Since 2000	Mr. Martin is an investment consultant.	One	None

Henry H. Porter, Jr. (68) Director	Since 1990	Mr. Porter is a private investor	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin (43) (2) Director, CEO, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

Robert H. Greenblatt (42) Secretary & Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Principal at Polaris Capital Management, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his/her successor is duly elected and qualified, or until his/her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	TRANSFER, REDEMPTION &
Michael B. Orkin, Chairman & President	DIVIDEND DISBURSING AGENT
Frederick T. Blumer	Integrated Fund Services, Inc.
David L. Eager	221 East Fourth Street
Randall P. Martin	Suite 300
Henry H. Porter, Jr.	Cincinnati, OH 45202

INVESTMENT ADVISER	INDEPENDENT ACCOUNTANTS
C&O Funds Advisor, Inc.	Tait, Weller & Baker
6200 The Corners Parkway	1818 Market Street
Suite 150	Suite 2400
Norcross, GA 30092	Philadelphia, PA 19103-3638

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Kilpatrick Stockton LLP
221 East Fourth Street	1100 Peachtree Street
Suite 300	Suite 2800
Cincinnati, OH 45202	Atlanta, GA 30309-4530

CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Suite 2L
Columbus, OH 43240

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2003. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant.

These financial statements are submitted for the general information of the shareholders of the Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Fund Information
The Fund is generally closed to new investors. For information please call (678) 533-7850 or (800) 237-7073. For information about a specific Caldwell & Orkin Market Opportunity Fund account, please call Shareholder Services at (800) 467-7903.

Fund Listings
The Fund is listed in The Wall Street Journal, Investor’s Business Daily, The New York Times and many local newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX.
The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway
Suite 150
Norcross, GA 30092
E-mail: COFUNDS@AOL.COM

Item 2.    Code of Ethics.

Not applicable.

Item 3.    Audit Committee Financial Expert.

Not applicable.

Items 4.    Principal Accountant Fees and Services.

Not applicable.

Items 5.    Audit Committee Listed Registrants.

Not applicable.

Items 6.    [Reserved]

Not applicable.

Items 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Items 8.    [Reserved]

Not applicable.

Item 9.    Controls and Procedures.

      (a)    An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the Registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the President and Treasurer, concluded that the Registrant’s disclosure controls and procedures are effective.

      (b)    There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.    Exhibits.

      (a)    Not applicable.

      (b)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALDWELL & ORKIN FUNDS, INC.

By:	/s/ Michael B. Orkin

Michael B. Orkin President

Date:	July 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin

Michael B. Orkin President

Date:	July 8, 2003

By:	/s/ Robert H. Greenblatt

Robert H. Greenblatt Treasurer

Date:	July 8, 2003